SUPPLEMENT TO PROSPECTUS OF
                      EVERGREEN SELECT FIXED INCOME FUND II


         Effective August 1, 2000, the section in the prospectus entitled, "THE FUND'S PORTFOLIO MANAGER" is revised to reflect the following:

         J.P. Weaver, CFA, has managed the Fund since August 2000. Mr. Weaver has been a Vice President, Director of Fixed Income Research and a portfolio manager since joining First Union Corporation in 1994. He has been affiliated with Mentor Advisors since August 2000.


August 22, 2000                                                   555734 8/00